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                                   EXHIBIT A


                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of HMI Industries, Inc. filed on October 18, 2001 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Joint Filing Agreement be included as an Exhibit to such Schedule 13D. This Joint Filing Agreement may be executed in any number of counterparts all of which shall constitute one and the same instrument.



                        [SIGNATURES FOLLOW ON NEXT PAGE]




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Dated:  October 19, 2001                  /s/ Kirk W. Foley
                                          --------------------------------------
                                          Kirk W. Foley


                                          STEEPLECHASE CORP.


                                          /s/ Barry Needler
                                          --------------------------------------
                                          Barry Needler, President


                                          FAIRWAY INC.

                                          /s/ Barry Needler
                                          --------------------------------------
                                          Barry Needler, President

                                          /s/ Daniel A. Thompson
                                          --------------------------------------
                                          Daniel A. Thompson

                                          /s/ Carol Dhama
                                          --------------------------------------
                                          Carol Dhama

                                          ISETAN MANAGEMENT LTD.

                                          /s/ Murray Walker
                                          --------------------------------------
                                          Murray Walker, President


                                          /s/ Anne M. Baker
                                          --------------------------------------
                                          Anne M. Baker


                                          /s/ Roy W. Cronacher
                                          --------------------------------------
                                          Roy W. Cronacher



                   [SIGNATURE PAGE FOR JOINT FILING AGREEMENT]